Dear Shareholder:

We are pleased to enclose the annual report of the operations of the Montana Tax-Free Fund, Inc. for the year ended December 31, 1998. The Fund's portfolio and related financial statements are presented within for your review.

As we end 1998, the U.S. economy exhibited more strength than expected. While there has been some weakening in factory orders reflective of foreign competition, the housing market and domestic consumer sales have been strong. Much of this strength can be contributed to the way computer technology has allowed productivity to increase in the U.S.

In addition to new efficient technology, the U.S. is poised to benefit from free international trade. The recent trade deficit has restrained U.S. growth, but at the same time has kept inflation low. However, with the U.S. dollar declining relative to Asian currencies and Europe improving, international trade should become less of a drag on the U.S. economy. This, along with an already robust domestic economy, should help the U.S. prosper.

The main story for municipal investors in 1998 was the increase in the ratio between municipal and Treasury yields. At the beginning of the year, municipals were yielding 87% as much as the 30-year Treasury bond. By year-end, that ratio had climbed to 98%. As yields on the 30-year Treasury bond fell from 5.92% to 5.09%, municipal yields dropped from 5.15% to 5.00%. This abnormal relationship does not appear to be a concern over possible tax law changes, but results from foreign and domestic investor demand for U.S. Treasuries in times of economic turmoil abroad. Restoring municipals and Treasuries to a more normal relationship will likely result as the U.S. trade deficit puts downward pressure on the dollar, thus weakening foreign support for Treasuries.

Municipal bonds remain ridiculously cheap (in terms of price) by historical standards. Normally, buyers pay for the tax benefits of municipals by getting a lower return. Today, however, investors are saving on taxes without giving up return. Faced with a choice of paying taxes on investment income or not, what would you do?

The Montana Tax-Free Fund, Inc. began the year at $10.16 and closed the year at $10.05. The Montana Tax-Free Fund, Inc., at times during the year, utilized a defensive position in U.S. Treasury futures to minimize the effects of strong economic growth. Share price was tempered as yields on U.S. Treasuries dropped to record lows in the fall and stabilized share price as yields rose in the latter part of the year. Stability of share price is the primary objective of a defensive position.

The Fund continues to invest in high-grade Montana tax-exempt bonds. Diversification remains an important strategy for the Fund. Purchases throughout the year in the primary and secondary markets include University of Montana Facilities and Montana Higher Education Student Assistance issues.

Income exempt from federal and Montana income taxes with preservation of capital remain the chief objectives of the Fund.

Your calls and personal visits are always welcome.

Sincerely,




Monte L. Avery                              Robert E.Walstad
Chief Portfolio Strategist                  President


Terms & Definitions
-------------------

Average Annual Total Return
   A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Contingent Deferred Sales Charge (CDSC)
   A charge applied at the time of the redemption of which assumes redemption at the end of the period.

Coupon Rate or Face Rate
   The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

Lehman Brother's Municipal Bond Index
   An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
   Actual (or estimated) price at which a bond trades in the market place.

Maturity
   A measure of the term or life of a bond in years. When a bond "matures", the issuer repays the principal.

Net Asset Value (NAV)
   The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Quality Ratings
   A designation assigned by independent rating companies to give a relative indication of a bonds credit worthiness. "AAA", "AA" and "A" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return
   Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.


PERFORMANCE & COMPOSITION
-------------------------

Portfolio Ratings
(based on Total Long-Term Investments)
--------------------------------------
[pie chart]
AAA                     44.4
AA                      15.0
A                       18.8
BBB                     13.8
NR                       8.0

Quality ratings reflect the financial strength of the issuer. They are Assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate Quality for the portfolio by ND Money Management, Inc., the investment adviser.

Portfolio Market Sectors
(as a % of Net Assets)
------------------------
[pie chart]
HC-Health Care          30.2
I-Industrial            27.7
H-Housing               18.3
S-School                11.7
O-Other                  4.1
T-Transportation         3.9
WS-Water/Sewer           2.7
GO-General Obligation    1.4

Market sectors are breakdowns of the Fund's portfolio holdings into specific Investment classes


COMPARATIVE INDEX GRAPH
-----------------------
[line graph]
              Comparison of change in value of a $10,000 investment in the Montana Tax-Free Fund and the Lehman Brothers Municipal Bond Index

              Montana Tax-Free Fund                    Lehman Bros
              w/o CDSC                                 Municipal Bond Index
              -------------------------------------------------------------
8/12/1993     $10,000                                  $10,000
1993          $10,268                                  $10,363
1994          $10,093                                   $9,828
1995          $11,390                                  $11,544
1996          $12,019                                  $12,055
1997          $12,736                                  $13,164
1998          $13,201                                  $14,018

Average Annual Total Returns
----------------------------

                            For periods ending December 31, 1998
                                                                Since Inception
                        1 year              5 year                Aug.12, 1993
-------------------------------------------------------------------------------
Without CDSC            3.66%               5.15%                    5.29%
With CDSC               (.30)%              NA                       NA
-------------------------------------------------------------------------------

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Montana municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.
A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. Returns are historical and are not a guarantee of future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.


Key Statistics
--------------

12-31-97 NAV (share value)            $10.16
12-31-98 NAV                          $10.05
Average Maturity                       22.6 years
Number of Issues                       74
Total Net Assets                      $58,878,852


Schedule of Investments   December 31, 1998

Name of Issuer
Percentages represent the market value of each investment
category to total net assets
                                                                 Rating
                                                                (Unaudited)    Coupon                 Principal       Market
                                                                 Moody's/S&P   Rate     Maturity      Amount          Value
-----------------------------------------------------------------------------------------------------------------------------
MONTANA MUNICIPAL BONDS (98.0%)

Anaconda-Deer River Cty., MT (Arco) Solid Waste Facs. Rev.        A/A          6.375%   10/01/16   $ 1,500,000    $ 1,624,875
Billings, MT  Multifamily Hsg. Devl. Ref. Rev. 97A GNMA           Aaa/NR       5.550    12/01/32     2,500,000      2,557,900
Billings, MT Tax Increment Urban Renewal Ref.                     Baa/NR       7.100    03/01/08       650,000        703,606
Forsyth, MT (Montana Power) Pollution Control Rev. MBIA           Aaa/AAA      5.900    12/01/23       600,000        647,898
*Forsyth, MT (Montana Power) Pollution Control Rev. MBIA          Aaa/AAA      6.125    05/01/23     1,410,000      1,548,871
Forsyth, MT (Montana Power) Pollution Control Rev. Ref.           Baa-1/A-     6.125    05/01/23     1,220,000      1,307,340
Forsyth, MT (Montana Power) Pollution Control Rev. Ref.           Baa-1/A-     5.900    12/01/23       300,000        317,094
#Forsyth, MT (Montana Power) Pollution Control Rev. Ref. AMBAC    Aaa/AAA      6.125    05/01/23     4,250,000      4,650,223
Forsyth, MT (Montana Power) Pollution Control Rev. Ref. AMBAC     Aaa/AAA      5.900    12/01/23       225,000        242,962
*Forsyth, MT (Puget Sound) Pollution Control Rev. AMBAC           Aaa/AAA      7.050    08/01/21       750,000        817,388
*Forsyth, MT (Puget Sound) Pollution Control Rev. AMBAC           Aaa/AAA      6.800    03/01/22       565,000        617,370
Forsyth, MT (Puget Sound) Pollution Control Rev. MBIA             Aaa/AAA      5.875    04/01/20       540,000        579,609
*Great Falls, MT Water & Sewerage Rev. FGIC                       Aaa/AAA      6.400    08/01/12       300,000        328,713
Hamilton, MT (Valley View Estates) Nursing Home Rev.              NR/NR        7.250    05/01/26       250,000        272,848
Kalispell, MT Flathead Municipal Airport Auth.(Glacier Park)      NR/NR        6.300    06/01/17     2,190,000      2,271,468
Lewis & Clark Cty., MT Solid Waste Facs. Rev.                     A/NR         6.100    10/01/14       250,000        276,098
Lewis & Clark MT Environmental Rev Asarco Proj.                   Baa-3/BBB-   5.600    01/01/27     2,300,000      2,289,236
Lewistown, MT Water Syst. Rev.                                    NR/NR        5.700    07/01/15       435,000        476,129
Lewistown, MT Water Syst. Rev.                                    NR/NR        5.700    07/01/16       460,000        503,327
MT (Broadwater Power) Coal Severance Tax Ref.                     A-1/AA-      6.875    12/01/17       445,000        475,999
MT Board of Hsg., Multifamily Mrtge. FHA                          Aa-1/NR      6.150    08/01/26       450,000        476,019
MT Board of Hsg., Single Family Mrtge.                            Aa-1/AA      6.150    06/01/30     1,245,000      1,324,493
MT Board of Hsg., Single Family Program                           Aa-1/AA+     6.250    12/01/17     2,215,000      2,352,972
MT Board of Hsg., Single Family Program                           Aa-1/AA+     6.350    06/01/27     1,110,000      1,170,939
MT Board of Hsg., Single Family Program                           Aa-1/AA+     6.550    12/01/25        70,000         73,997
MT Board of Hsg., Single Family Program                           Aa-1/AA+     6.400    12/01/35       490,000        512,182
MT Board of Hsg., Single Family Program                           Aa-1/AA+     6.400    12/01/27       305,000        324,648
MT Board of Hsg., Single Family Program                           Aa-1/AA+     6.500    12/01/32       150,000        158,768
MT Board of Hsg., Single Family Program                           Aa-1/AA+     6.100    12/01/24       640,000        665,011
MT Board of Hsg., Single Family Program                           Aa-1/AA+     6.300    06/01/08       160,000        172,390
MT Board of Hsg., Single Family Program                           Aa-1/AA+     6.750    12/01/14       145,000        156,607
MT Board of Hsg., Single Family Program                           Aa-1/AA+     6.900    06/01/25        65,000         69,110
MT Board of Hsg., Single Family Program                           Aa-1/AA+     6.700    12/01/26       235,000        251,053
MT Board of Hsg., Single Family Program FHA                       Aa-1/AA+     5.450    06/01/27       500,000        507,465
MT Board of Invmts. (Workers Compensation)  MBIA                  Aaa/AAA      6.875    06/01/11       200,000        217,224
MT Board of Invmts. (Workers Compensation) Ref.                   Aaa/AAA      6.875    06/01/20       145,000        157,453
MT Board of Invmts. (Workers Compensation) Ref. Escrowed          Aaa/AAA      6.875    06/01/20        85,000         92,300
MT Board of Invmts. (Workers Compensation) Ref. Escrowed          Aaa/AAA      6.875    06/01/20       270,000        293,188
MT Board of Regents University  of MT Fac. Impvt. Rev. MBIA       NR/AAA       5.000    05/15/21       650,000        658,957
MT Hgr. Educ. Student Assistance Corp. Rev.                       A/NR         6.500    12/01/12       250,000        275,148
MT Hgr. Educ. Student Assistance Corp. Rev.                       A/NR         6.500    12/01/14       500,000        547,230
MT Hgr. Educ. Student Assistance Corp. Rev.                       A/NR         5.500    12/01/31     2,000,000      2,005,880
MT Hlth. Facs. Auth. (Big Horn Hosp.) Rev.                        A/NR         5.100    02/01/18       300,000        302,784
MT Hlth. Facs. Auth. (Billings Clinic Deaconess) Rev. AMBAC       Aaa/AAA      5.250    02/15/20     1,700,000      1,736,499
MT Hlth. Facs. Auth. (Bozeman Deaconess) Rev. Ref.                NR/A+        5.750    06/01/08       100,000        106,019
MT Hlth. Facs. Auth. (Kalispell Regl. Hosp.) AMBAC                NR/AAA       5.000    07/01/18       250,000        251,853
MT Hlth. Facs. Auth. (Bozeman Deaconess) Rev. Ref.                NR/A+        5.000    06/01/18     1,500,000      1,491,300
MT Hlth. Facs. Auth. (Lewis & Clark Nursing Home) Rev.            A/NR         5.100    02/01/18       350,000        353,248
MT Hlth. Facs. Auth. (Lewis & Clark Office Proj.) Rev.            A/NR         5.100    02/01/18       150,000        151,392
MT Hlth. Facs. Auth. (Master Loan Program) Rev.                   A/NR         6.400    10/01/14       450,000        500,940
MT Hlth. Facs. Auth. (Missoula Community Medl. Ctr.) Rev.         NR/BBB-      6.375    06/01/18     2,830,000      3,083,002
MT Hlth. Facs. Auth. (Northern MT Care Ctr.-Havre) Rev.           Baa-3/NR     6.350    09/01/15     1,000,000      1,077,070
MT Hlth. Facs. Auth. (Sisters of Charity) Rev. MBIA               Aaa/AAA      5.125    12/01/18     1,800,000      1,826,532
MT Hlth. Facs. Auth. (Sisters of Charity) Rev. MBIA               Aaa/AAA      5.000    12/01/24       600,000        600,318
MT Hlth. Facs. Auth. (State Hospital) Hlth. Care Rev. AMBAC       Aaa/NR       5.000    06/01/18       840,000        844,452
MT Hlth. Facs. Auth. (State Hospital) Hlth. Care Rev. AMBAC       Aaa/NR       5.000    06/01/22     1,525,000      1,521,096
MT Hlth. Facs. Auth. Prerelease Ctr. Rev.                         NR/BBB+      5.600    10/01/17       750,000        779,400
MT Hlth. Facs. Rev. (Toole Cty, Marias Heritage Project)          NR/NR        6.375    11/01/22       200,000        206,752
MT Hlth. Facs. Rev. (Toole Cty, Marias Heritage Project)          NR/NR        6.500    11/01/27       200,000        208,258
MT State Hlth. Facs. Auth. (Mission Ridge) Rev.                   NR/NR        6.300    08/15/26       500,000        497,345
MT State Hlth. Facs. Auth. (Mission Ridge) Rev.                   NR/NR        7.000    08/15/26       195,000        199,803
MT State Hlth. Facs. Auth. (MT Devl. Ctr.) Rev.                   A/NR         6.300    06/01/14       500,000        557,695
MT State Hlth. Facs. Auth. (MT Devl. Ctr.) Rev.                   A/NR         6.400    06/01/19       930,000      1,018,964
MT State Hlth. Facs. Auth. (St. Patrick's) Rev. AMBAC             Aaa/AAA      6.625    09/01/12       195,000        211,355
MT State Univ. Rev. MBIA                                          Aaa/AAA      5.250    11/15/13     1,165,000      1,223,844
*MT State Univ. Rev. MBIA                                         Aaa/AAA      5.625    11/15/25     1,000,000      1,058,990
MT State Univ. Rev. MBIA                                          Aaa/AAA      5.375    11/15/21       500,000        517,890
Phillips Cty., MT Eastern School Dist. #14 Bldg. G.O. MBIA        Aaa/AAA      5.600    07/01/16       155,000        166,512
Phillips Cty., MT Eastern School Dist. #14 Bldg. G.O. MBIA        Aaa/AAA      5.600    07/01/15       145,000        156,135
Phillips Cty., MT Eastern School Dist. #14 Bldg. G.O. MBIA        Aaa/AAA      5.600    07/01/17       165,000        176,649
Phillips Cty., MT H School Dist. #A Bldg. G.O. MBIA               Aaa/AAA      5.600    07/01/15       290,000        312,269
*Richland Cty., MT (MDU) Pollution Control Rev. FGIC              Aaa/AAA      6.650    06/01/22       600,000        665,796
Silver Bow (Butte-Silver Bow) Water Syst. Rev. FGIC               Aaa/AAA      6.500    11/01/14       275,000        306,045
University of MT Fac. Impvt. Rev. MBIA                            NR/AAA       5.000    05/15/17       600,000        609,000
                                                                                                                  -----------
TOTAL MONTANA MUNICIPAL BONDS (COST: $55,206,392)                                                                 $57,691,190
                                                                                                                   ----------
SHORT-TERM SECURITIES (.5%)
Federated Tax-Free Trust #73 (COST:  $311,423)                                                                    $   311,423
                                                                                                                  -----------
TOTAL INVESTMENTS IN SECURITIES (COST: $55,517,815 )                                                              $58,002,613
OTHER ASSETS LESS LIABILITIES                                                                                         876,239
                                                                                                                  -----------
NET ASSETS                                                                                                        $58,878,852
                                                                                                                  ===========

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

#Indicates bonds are segregated by the custodian to cover initial margin requirements.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.


Financial Statements December 31, 1998

Statement of Assets and Liabilities December 31, 1998
-----------------------------------------------------

ASSETS
     Investments in securities, at value (cost: $55,517,815)             $    58,002,613
     Accrued dividends receivable                                                  2,142
     Accrued interest receivable                                                 587,906
     Receivable for fund shares sold                                              80,600
     Variation margin                                                            498,335
                                                                          --------------
        Total Assets                                                     $    59,171,596
                                                                          --------------

LIABILITIES
     Dividends payable                                                           225,477
     Accrued expenses                                                             67,267
                                                                          --------------
        Total Liabilities                                                $       292,744
                                                                          --------------

NET ASSETS                                                               $    58,878,852
                                                                          ==============

Net assets are represented by:
     Capital stock outstanding, at par                                   $         5,858
     Additional paid-in capital                                               58,036,538
     Accumulated undistributed net realized gain(loss) on investments         (1,648,342)
     Unrealized appreciation on investments                                    2,484,798
                                                                          --------------
          Total amount representing net assets applicable to
           5,857,896 outstanding shares of $.001 par value
          common stock (200,000,000  shares authorized)                  $    58,878,852
                                                                          ==============
Net asset value per share                                                $         10.05
                                                                          ==============


Statement of Operations for the year ended December 31, 1998
------------------------------------------------------------

INVESTMENT INCOME
    Interest                                                             $     2,926,942
    Dividends                                                                     54,313
                                                                          --------------
         Total Investment Income                                         $     2,981,255
                                                                          --------------

EXPENSES
    Investment advisory fees                                             $       285,851
    Distribution (12b-1 fees)                                                    272,297
    Custodian fees                                                                 8,101
    Transfer agent fees                                                           66,366
    Accounting service fees                                                       50,775
    Professional fees                                                              6,576
    Reports to shareholders                                                        2,495
    Directors fees                                                                 3,990
    Transfer agent out of pockets                                                  7,826
    License, fees, and registrations                                               3,696
                                                                          --------------
        Total expenses                                                   $       707,973
                                                                          --------------
NET INVESTMENT INCOME                                                    $     2,273,282
                                                                          --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                             $         2,494
     Futures transactions                                                       (883,112)
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                                 256,966
     Futures                                                                     306,972
                                                                          --------------
     Net Realized And Unrealized Gain (Loss) on Investments
        and Futures                                                      $      (316,680)
                                                                          --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $     1,956,602
                                                                          ==============

The accompanying notes are an integral part of these financial statements.


Financial Statements December 31, 1998

Statement of Changes in Net Assets for the year ended December 31, 1998 and the year ended December 31, 1997
-----------------------------------------------------------------------

                                                                              For the Year        For the Year
                                                                                 Ended                Ended
                                                                            December 31,1998    December 31, 1997
                                                                            -------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income                                                    $     2,273,282      $     1,851,889
    Net realized gain (loss) on investment and futures transactions                 (880,618)            (982,732)
    Net change in unrealized appreciation (depreciation) on investments
    and futures                                                                      563,938            1,540,031
                                                                              -----------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations     $     1,956,602      $     2,409,188
                                                                              -----------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income ($.42 and $.46, respectively)       $    (2,273,282)     $    (1,851,889)
    Return of capital distributions ($.05 and $.04, respectively)                   (272,297)            (157,457)
    Distributions from net realized gain on investment
    and futures transactions                                                               0                    0
                                                                              -----------------------------------
         Total Dividends and Distributions                                   $    (2,545,579)     $    (2,009,346)
                                                                              -----------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                             $    13,684,445      $    13,656,561
    Proceeds from reinvested dividends                                             1,658,612            1,323,734
    Cost of shares redeemed                                                       (3,624,331)          (2,434,008)
                                                                              -----------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Capital
            Share Transactions                                               $    11,718,726      $    12,546,287
                                                                              -----------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      $    11,129,749      $    12,946,129

NET ASSETS, BEGINNING OF PERIOD                                                   47,749,103           34,802,974
                                                                              -----------------------------------
NET ASSETS, END OF PERIOD                                                    $    58,878,852      $    47,749,103
                                                                              ===================================

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements December 31, 1998

Note 1.  ORGANIZATION

Montana Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on April 15, 1993 and commenced operations on August 12, 1993. The Fund's objective is to provide as high a level of current income exempt from federal and Montana income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of Montana tax-exempt securities.

Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by ND Money Management. The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at December 31, 1998, a net capital loss carryforward totaling $1,648,342, which may be used to offset capital gains realized during subsequent years through December 31, 2006.

Distributions to shareholders -Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At December 31, 1998, the Fund had outstanding futures contracts to sell debt securities as follows:

                                               Valuation
                                   Number of   as of          Unrealized
                      Expiration   Futures     December 31,   Appreciation
Contracts to Sell     Date         Contracts   1998          (Depreciation)
---------------------------------------------------------------------------
U.S. Treasury Notes   03/99        100         $498,335        $178,023
---------------------------------------------------------------------------

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications - Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of December 31, 1998, there were 200,000,000 shares of $.001 par authorized; 5,857,896 and 4,699,453 were outstanding at December 31, 1998 and December 31, 1997, respectively.

Transactions in capital shares were as follows:

                                                          Shares
                                           -------------------------------------
                                             For the Year        For the Year
                                                Ended               Ended
                                           December 31, 1998   December 31, 1997
                                           -------------------------------------
Shares sold                                    1,353,606           1,353,198
Shares issued on reinvestment of dividends       164,173             131,160
Shares redeemed                                 (359,336)           (241,624)
                                           -------------------------------------
Net increase (decrease)                        1,158,443           1,242,734
                                           =====================================

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $285,851 of investment advisory fees after partial waiver for the year ended December 31, 1998. The Fund has a payable to ND Money Management, Inc. of $26,710 at December 31, 1998 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay to ND Capital, Inc. (Capital), its principal underwriter, an annual fee for certain expenses incurred by Capital in connection with the distribution of the Fund's shares. The annual fee paid to Capital under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund has recognized $272,297 of 12b-1 fee expenses after partial waiver for the year ended December 31, 1998. The Fund has a payable to Capital of $24,457 at December 31, 1998 for 12b-1 fees. In addition, the Fund has engaged Capital as agent for the purchase of certain investment securities. For the year ended December 31,1998 commissions earned by Capital totaled $1,250 and are included in the cost basis of the securities acquired.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $66,366 of transfer agency fees for the year ended December 31, 1998. The Fund has a payable to ND Resources, Inc. of $5,798 at December 31, 1998 for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $50,775 of accounting service fees for the year ended December 31,
1998.   The Fund has a payable to ND Resources, Inc. of $4,357 at December 31,
1998 for accounting service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $12,733,159, and $1,921,335, respectively, for the year ended December 31, 1998.

Note 6.  INVESTMENT IN SECURITIES

At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $55,517,815, and the net unrealized appreciation of investments based on the cost was $2,484,798, which is comprised of $2,568,682 aggregate gross unrealized appreciation and $83,884 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                                             For The    For The      For The     For The    For The
                                                              Year        Year         Year       Year        Year
                                                             Ended       Ended        Ended       Ended      Ended
                                                            December    December    December    December    December
                                                            31, 1998    31, 1997    31, 1996    31, 1995    31, 1994
                                                            --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 10.16     $ 10.07      $ 10.04     $  9.39    $ 10.07
                                                            --------------------------------------------------------
Income from Investment Operations:
     Net Investment Income                                 $   .42     $   .46      $   .48     $   .51    $   .50
     Net realized and unrealized gain (loss) on
        investment and futures transactions                   (.06)        .13          .06         .67       (.66)
                                                            --------------------------------------------------------
         Total Income (Loss) From Investment Operations    $   .36     $   .59      $   .54     $  1.18    $  (.16)
                                                            --------------------------------------------------------
Less Distributions:
     Dividends from net investment income                  $  (.42)    $  (.46)     $  (.48)    $  (.51)   $  (.50)
     Return of capital distributions                          (.05)       (.04)        (.03)       (.02)      (.02)
     Distributions from net realized gains                     .00         .00          .00         .00        .00
                                                            --------------------------------------------------------
         Total Distributions                               $  (.47)    $  (.50)     $  (.51)    $  (.53)   $  (.52)
                                                            --------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $ 10.05     $ 10.16      $ 10.07     $ 10.04    $  9.39
                                                            ========================================================
Total Return                                               3.66%(A)    5.96%(A)     5.52%(A)    12.85%(A)  (1.70)%(A)



Ratios/Supplemental Data:
     Net assets, end of period (in thousands)              $58,879     $47,749      $34,803     $24,055    $11,956
     Ratio of net expenses (after expense assumption)
        to average net assets                                1.30%       1.17%(B)     0.96%(B)    0.66%(B)    0.46%(B)
     Ratio of net investment income to average net
        assets                                               4.18%       4.51%        4.76%       5.11%       5.06%
     Portfolio turnover rate                                 3.65%       7.91%        7.12%       7.39%      12.46%

(A)  Excludes contingent deferred sales charge of 4%.

(B) During the periods indicated above, ND Holdings, Inc. assumed expenses of $60,969, $98,321, $99,757, and $87,483. If the expenses had not been assumed, the annualized ratio of total expenses to average net assets would have been 1.32%, 1.29%, 1.22%, and 1.46% , respectively.

The accompanying notes are an integral part of these financial statements.


INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of Montana Tax-Free Fund, Inc.


We have audited the accompanying statement of assets and liabilities of Montana Tax-Free Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Montana Tax-Free Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota
February 03, 1999